UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5689

DWS Multi-Market Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/08

ITEM 1.            REPORT TO STOCKHOLDERS

  NOVEMBER 30, 2008

Annual Report to Shareholders

DWS Multi-Market Income Trust Ticker Symbol: KMM

Contents

4 Performance Summary

6 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

29 Financial Statements

33 Financial Highlights

34 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Tax Information

44 Other Information

45 Dividend Reinvestment Plan

47 Investment Management Agreement Approval

51 Trustees and Officers

55 Additional Information

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2008

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 11/30/08
DWS Multi-Market Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	-24.55%	-4.52%	2.71%	5.18%
Based on Market Price(a)	-32.88%	-13.20%	-1.76%	3.86%
Credit Suisse High Yield Index(b)	-30.06%	-6.79%	-1.22%	2.28%
Lipper Closed-End General Bond Funds Category(c)	-15.52%	-2.08%	.92%	4.23%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.
(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End General Bond Funds Category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds Category. Category returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into a Lipper category.
Net Asset Value and Market Price
	As of 11/30/08	As of 11/30/07
Net Asset Value	$ 6.52	$ 9.61
Market Price	$ 5.10	$ 8.45

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information
Twelve Months as of 11/30/08: Income Dividends	$ .78
November Income Dividend	$ .0650
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/08+	11.96%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/08+	15.29%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End General Bond Funds Category as of 11/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	9	of	10	82
3-Year	7	of	10	64
5-Year	3	of	9	30
10-Year	2	of	7	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS Multi-Market Income Trust

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Multi-Market Income Trust. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

• Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

• BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

In the following interview, Portfolio Manager Gary Sullivan discusses market conditions and DWS Multi-Market Income Trust's investment strategy during the 12-month period ended November 30, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the bond market perform during the past year?

A: Rapid swings in stock prices garnered the most attention during the past 12 months, but the bond market also had its share of volatility. The cause of this volatility was the ongoing fallout from the housing and credit crises, which led to the outright failure or forced mergers of numerous financial institutions in both the United States and Europe. The resulting credit crunch led to a deceleration in global economic growth in the final two months of the period. While a slowdown in the United States was widely anticipated by investors, the downturn in international growth trends proved surprising for those who anticipated that the overseas economies would weather the US recession with few ill effects.

In this environment, investors' risk appetites evaporated and liquidity all but disappeared. This led to a frantic "flight to quality" into the safe haven of US Treasuries and underperformance for virtually all other segments of the bond market. Lower-quality issues — most notably corporate bonds with the lowest credit ratings — underperformed the broader bond market by a wide margin. October and November 2008, in fact, were the worst two months on record for the high-yield sector. Emerging-markets bonds also lagged, as would be expected at a time of heightened risk aversion.

The volatility in high yield was evident in the increase in the yield spread of the asset class relative to US Treasuries.1 The yield spread climbed from 575 basis points (5.75 percentage points) one year ago to 1,816 basis points on November 30, 2008. At this level, the yield spread stands well above previous all-time high levels of 1,080 basis points in September 2002 and 1,096 basis points in 1990. This indicates that on a historical basis, the high-yield sector is trading at extremely distressed levels.

Similarly, the yield spread of the JPMorgan Emerging Market Bond Index Plus (EMBI+) moved substantially higher during the course of the year.2 The peak yield spread was 865 basis points, registered in mid-October, compared with a yield spread of 246 basis points on November 30, 2007. The substantial downturn in emerging-markets bonds, which followed several years of strong performance, was initially triggered by the collapse of Lehman Brothers in September. Making matters worse was the process of global "deleveraging," in which hedge funds and other leveraged investors were forced to sell their holdings at any price in order to raise cash. Still, it should be noted that emerging-markets debt has held up much better than it has during previous crisis periods — a reflection of the improved underlying fundamentals of the asset class.

Q: How did the fund perform?

A: For the fiscal year ended November 30, 2008, the fund provided a total return of -24.55% based on net asset value (NAV). In comparison, the funds in its Lipper peer group, Closed-End General Bond Funds, produced an average return of -15.52%, while its benchmark, the Credit Suisse High Yield Index, returned -30.06%.3 The November 30, 2008 NAV was $6.52, compared with $9.61 twelve months prior. (Performance is calculated based on the reinvestment of dividends. Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.)

1 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to November 30, 2008. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.
2 The JPMorgan Emerging Markets Bond Index Plus (EMBI+) is an unmanaged, unleveraged index that tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency- denominated Brady bonds, loans, Eurobonds and local market instruments.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 Lipper's Closed-End General Bond Funds Category represents funds that have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End General Bond Funds Category. Category returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into a Lipper category.
The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

For the fiscal year ended November 30, 2008, the fund's return based on the market price of its shares quoted on the New York Stock Exchange was -32.88%. The fund's shares closed the period at $5.10 compared with $8.45 twelve months prior. The market price discount of the shares, as a percentage of NAV, was approximately 21.8% on November 30, 2008, compared to 12.1% on November 30, 2007.

The fund maintained a leverage position throughout the period. At the close of the period, the portfolio was 20.79% leveraged, meaning that the fund borrowed $41.50 million as of November 30, 2008. In employing leverage, the fund uses a secured line of credit, and then invests the proceeds in longer-term securities. We will continue to closely evaluate the fund's use of leverage.

Q: Please discuss the fund's performance and positioning in high-yield bonds.

A: Consistent with the broader investment backdrop, the segment of the fund invested in high-yield bonds declined in value. Throughout the year, we kept the portfolio defensively positioned in terms of both credit quality and sector allocation.4 The fund maintained a higher average credit quality than that of the benchmark, and it remained underweight in cyclical industries, such as retail and paper. The fund also held an underweight in the financial and housing industries5 We continued to overweight the more defensive sectors, such as health care/acute care, utilities and aerospace/defense. During the last six months of the reporting period, we added some small positions in investment-grade credits and loans. We find both of these attractive on a risk/return basis.

4 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.
5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

The leading individual contributor to performance was DRS Technologies, Inc., a defense-related firm that was bid for by the investment-grade-rated company Finmeccanica. Also performing well for the fund were Kansas City Southern Railway Co. and its subsidiary Kansas City Southern de Mexico SA de CV. The company has a substantial asset base, which was viewed as a positive attribute amid the credit crisis. Two utilities held in the fund — AES Corp. and Allegheny Energy Supply Co., LLC — saw their bonds gain ground due to the companies' steady cash flows and defensive nature. In addition, the bonds of Allied Security, Inc. rose in price when the company was bought out, and its bonds were tendered at a premium. Our decision to avoid exposure to a number of individual issuers that underperformed the benchmark, particularly those in real estate and mortgage sectors, also helped the fund's relative performance.

On the negative side, the fund's performance was hurt by its position in bonds issued by GMAC Corp. These bonds generated very poor performance due to GMAC's exposure to rising defaults on auto loans. The fund's performance was also hurt by positions in two companies forced to go through debt restructuring: American Color Graphics, Inc.* and Tropicana Entertainment LLC. Another notable detractor was Young Broadcasting, Inc., whose bonds lost ground when the company ran into difficulties selling its holding in the San Francisco television station KRON, raising the likelihood of a restructuring.

* Not held in the portfolio as of November 30, 2008.

One outcome of this sell-off is that yield spreads have moved well above the historically high levels registered in 1990 and 2002, providing us with an opportunity to find attractive values in high-yield bonds. Still, given that the outlook remains dim for the global economy over the next several months, we remain sensitive to downside risks. Although recent measures enacted by US and foreign governments to aid the global financial industry are expected to offer some relief from this unprecedented financial crisis, many uncertainties remain about its longer-term effects. Nonetheless, in light of the fact that high-yield spreads have moved to historically wide levels, we believe the market still offers good risk-adjusted return opportunities in specific credits.

We believe that a cautious investment approach remains necessary. Given the uncertainty in the global financial markets, we expect that the key to outperformance throughout 2009 will be the avoidance of individual credit defaults. We therefore continue to focus carefully on credit research and the fundamental credit strength of issuers in the fund.

Q: How would you characterize performance in the emerging-markets segment of the fund?

A: We tend to favor the higher-quality credits in the asset class (such as Brazil and Mexico) and invest mostly in hard currency (dollar-denominated) debt rather than debt issued in local currencies. While this approach would typically be considered conservative, it did not protect the fund during this period given the broad, indiscriminate nature of the sell-off in emerging- markets bonds.

In the short term, we expect that the outlook for emerging-market bonds likely will remain closely tied to the volatile conditions in the global financial markets. From a longer-term standpoint, however, we believe the elevated level of yield spreads indicates that values are attractive. Our basis for this view is that while yields have increased substantially due to the extreme, fear-based dislocations in the markets, the long-term fundamental outlook for the emerging-market economies remains firmly intact.

Q: Do you have any closing thoughts for investors?

A: At a time when the movements of bond prices remain closely tied to investors' ever-shifting appetite for risk, specific news events are leading to historically high levels of day-to-day volatility. While this can be unnerving to individual investors in the short term, it also provides long-term opportunities for those willing to capitalize when markets "overshoot" on both the upside and the downside.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/08	11/30/07

Corporate Bonds	53%	52%
Government & Agency Obligations	40%	39%
Loan Participants and Assignments	5%	3%
Cash Equivalents	2%	4%
Sovereign Loans	—	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/08	11/30/07

Emerging Market Sovereign Bonds	41%	40%
Energy	9%	6%
Consumer Discretionary	8%	13%
Utilities	7%	5%
Telecommunication Services	7%	6%
Materials	7%	6%
Financials	6%	10%
Industrials	6%	7%
Health Care	4%	3%
Consumer Staples	3%	2%
Information Technology	2%	2%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/08	11/30/07

US Government and Agency	—	1%
AA	1%	—
A	2%	1%
BBB	14%	2%
BB	45%	37%
B	29%	40%
Below B	8%	14%
Not Rated	1%	5%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	11/30/08	11/30/07

Effective Maturity	9.5 years	9.3 years
Duration	5.7 years	5.3 years

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2008

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 64.3%
Consumer Discretionary 8.3%
AMC Entertainment, Inc., 8.0%, 3/1/2014	475,000	294,500
American Achievement Corp., 144A, 8.25%, 4/1/2012	110,000	107,800
American Achievement Group Holding Corp., 14.75%, 10/1/2012 (PIK)	226,518	215,475
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	255,000	102,000
8.0%, 3/15/2014	165,000	67,650
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	315,000	182,700
Cablevision Systems Corp., Series B, 8.334%***, 4/1/2009	125,000	122,188
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	205,000	67,650
Carrols Corp., 9.0%, 1/15/2013	130,000	86,450
Charter Communications Operating LLC, 144A, 10.875%, 9/15/2014	880,000	631,400
CSC Holdings, Inc.:
6.75%, 4/15/2012	275,000	230,313
Series B, 7.625%, 4/1/2011	225,000	199,125
Series B, 8.125%, 7/15/2009	985,000	945,600
Series B, 8.125%, 8/15/2009	485,000	465,600
Denny's Holdings, Inc., 10.0%, 10/1/2012	80,000	54,800
DirecTV Holdings LLC, 7.625%, 5/15/2016	745,000	635,112
Dollarama Group LP, 8.883%***, 8/15/2012 (b)	216,000	144,720
EchoStar DBS Corp.:
6.375%, 10/1/2011	365,000	310,250
6.625%, 10/1/2014	355,000	253,825
7.125%, 2/1/2016	345,000	244,950
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	290,000	37,700
General Motors Corp., 7.4%, 9/1/2025	150,000	27,000
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	220,000	151,800
Group 1 Automotive, Inc., 8.25%, 8/15/2013	125,000	76,250
Hertz Corp., 8.875%, 1/1/2014	770,000	397,512
Idearc, Inc., 8.0%, 11/15/2016	625,000	51,563
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	160,000	76,000
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	250,000	106,250
Kabel Deutschland GmbH, 10.625%, 7/1/2014	490,000	392,612
Lamar Media Corp., Series C, 6.625%, 8/15/2015	170,000	123,250
Liberty Media LLC:
5.7%, 5/15/2013	35,000	23,483
8.25%, 2/1/2030	320,000	192,000
8.5%, 7/15/2029	420,000	260,282
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	110,000	85,800
MGM MIRAGE:
6.0%, 10/1/2009	185,000	149,850
6.625%, 7/15/2015 (c)	520,000	274,300
8.375%, 2/1/2011 (c)	265,000	127,863
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	345,000	257,025
Norcraft Holdings LP, 9.75%, 9/1/2012	680,000	544,000
Penske Automotive Group, Inc., 7.75%, 12/15/2016	560,000	204,400
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	190,000	144,400
Quebecor Media, Inc., 7.75%, 3/15/2016	170,000	113,900
Quebecor World, Inc., 144A, 9.75%, 1/15/2015**	205,000	13,325
Quiksilver, Inc., 6.875%, 4/15/2015	220,000	81,400
Reader's Digest Association, Inc., 9.0%, 2/15/2017	185,000	42,781
Sabre Holdings Corp., 8.35%, 3/15/2016	225,000	67,500
Seminole Hard Rock Entertainment, Inc., 144A, 5.319%***, 3/15/2014	290,000	153,700
Shaw Communications, Inc., 8.25%, 4/11/2010	385,000	370,562
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	210,000	94,500
Simmons Co., Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	820,000	164,000
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (c)	246,000	191,880
Sirius XM Radio, Inc., 9.625%, 8/1/2013	585,000	143,325
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	250,000	90,000
Time Warner, Inc., 9.125%, 1/15/2013	985,000	959,434
Travelport LLC:
7.436%***, 9/1/2014	185,000	44,400
9.875%, 9/1/2014	45,000	15,750
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	75,000	10,875
United Components, Inc., 9.375%, 6/15/2013	45,000	23,400
Unity Media GmbH:
144A, 8.75%, 2/15/2015 EUR	615,000	593,621
144A, 10.375%, 2/15/2015	165,000	110,344
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	255,000	244,516
144A, 8.0%, 11/1/2016 EUR	120,000	99,826
Vertis, Inc., 13.5%, 4/1/2014 (PIK)	87,214	20,347
Videotron Ltd., 144A, 9.125%, 4/15/2018	175,000	154,000
Vitro SAB de CV, 9.125%, 2/1/2017	770,000	204,050
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,245,000	18,675
		13,091,559
Consumer Staples 2.9%
Alliance One International, Inc., 8.5%, 5/15/2012	125,000	93,750
Altria Group, Inc.:
8.5%, 11/10/2013	210,000	210,814
9.7%, 11/10/2018	105,000	106,251
Delhaize America, Inc.:
8.05%, 4/15/2027	65,000	55,872
9.0%, 4/15/2031	585,000	540,272
General Nutrition Centers, Inc., 7.584%***, 3/15/2014 (PIK)	240,000	138,000
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	975,000	599,625
Philip Morris International, Inc., 6.875%, 3/17/2014	1,050,000	1,061,174
Smithfield Foods, Inc., 7.75%, 7/1/2017	95,000	49,638
Viskase Companies, Inc., 11.5%, 6/15/2011	2,430,000	1,701,000
		4,556,396
Energy 9.8%
Atlas Energy Resources LLC, 144A, 10.75%, 2/1/2018	610,000	384,300
Belden & Blake Corp., 8.75%, 7/15/2012	1,170,000	819,000
Bristow Group, Inc., 7.5%, 9/15/2017	280,000	193,200
Chaparral Energy, Inc.:
8.5%, 12/1/2015	385,000	142,450
8.875%, 2/1/2017	255,000	94,350
Chesapeake Energy Corp.:
6.25%, 1/15/2018	340,000	222,700
6.875%, 1/15/2016	940,000	662,700
7.25%, 12/15/2018	495,000	346,500
7.5%, 6/15/2014	120,000	93,600
Cimarex Energy Co., 7.125%, 5/1/2017	195,000	152,100
Colorado Interstate Gas Co., 6.8%, 11/15/2015	645,000	538,653
Delta Petroleum Corp., 7.0%, 4/1/2015	550,000	134,750
Dynegy Holdings, Inc., 6.875%, 4/1/2011	75,000	61,688
El Paso Corp.:
7.25%, 6/1/2018	630,000	437,850
9.625%, 5/15/2012	165,000	144,279
Energy Transfer Partners LP, 6.0%, 7/1/2013 (c)	750,000	667,012
EXCO Resources, Inc., 7.25%, 1/15/2011	383,000	294,910
Forest Oil Corp., 144A, 7.25%, 6/15/2019	155,000	106,175
Frontier Oil Corp.:
6.625%, 10/1/2011	160,000	140,000
8.5%, 9/15/2016	450,000	378,000
GAZ Capital (Gazprom), 144A, 6.51%, 3/7/2022	1,285,000	655,350
GulfSouth Pipeline Co., LP, 144A, 5.75%, 8/15/2012	740,000	679,862
KCS Energy, Inc., 7.125%, 4/1/2012	1,335,000	961,200
Mariner Energy, Inc.:
7.5%, 4/15/2013	245,000	159,250
8.0%, 5/15/2017	270,000	144,450
Newfield Exploration Co., 7.125%, 5/15/2018	455,000	323,050
OPTI Canada, Inc.:
7.875%, 12/15/2014	330,000	125,400
8.25%, 12/15/2014	830,000	323,700
Pemex Project Funding Master Trust, 144A, 5.75%, 3/1/2018	770,000	628,551
Petrohawk Energy Corp.:
144A, 7.875%, 6/1/2015	145,000	102,225
9.125%, 7/15/2013	250,000	191,250
Petronas Capital Ltd., REG S, 7.875%, 5/22/2022	620,000	656,776
Plains Exploration & Production Co.:
7.0%, 3/15/2017	235,000	157,450
7.625%, 6/1/2018	530,000	352,450
Quicksilver Resources, Inc., 7.125%, 4/1/2016	640,000	368,000
Range Resources Corp., 7.25%, 5/1/2018	50,000	39,688
SandRidge Energy, Inc., 144A, 8.0%, 6/1/2018	205,000	131,200
Southwestern Energy Co., 144A, 7.5%, 2/1/2018	320,000	270,400
Stallion Oilfield Services, 144A, 9.75%, 2/1/2015	255,000	95,625
Stone Energy Corp.:
6.75%, 12/15/2014	525,000	299,250
8.25%, 12/15/2011	770,000	569,800
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	180,000	133,352
Tesoro Corp., 6.5%, 6/1/2017	330,000	193,050
Whiting Petroleum Corp.:
7.0%, 2/1/2014	260,000	175,500
7.25%, 5/1/2012	505,000	383,800
7.25%, 5/1/2013	110,000	78,100
Williams Companies, Inc.:
8.125%, 3/15/2012	870,000	752,550
8.75%, 3/15/2032	520,000	379,600
Williams Partners LP, 7.25%, 2/1/2017	175,000	137,375
		15,482,471
Financials 7.0%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	640,000	332,800
Ashton Woods USA LLC, 9.5%, 10/1/2015**	625,000	125,000
Bank of America Corp., 5.75%, 12/1/2017 (c)	630,000	587,590
Bank of New York Mellon Corp., 5.125%, 8/27/2013	670,000	664,757
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	125,000	40,000
Citigroup, Inc., 6.5%, 8/19/2013	1,055,000	1,004,776
Conproca SA de CV, REG S, 12.0%, 6/16/2010	916,700	944,201
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	1,635,000	723,170
7.875%, 6/15/2010	665,000	338,974
General Electric Capital Corp., 5.625%, 5/1/2018 (c)	705,000	650,045
GMAC LLC, 6.875%, 9/15/2011	2,425,000	931,826
Hawker Beechcraft Acquisition Co., LLC:
8.5%, 4/1/2015	680,000	319,600
8.875%, 4/1/2015 (PIK)	350,000	143,500
Hexion US Finance Corp., 9.75%, 11/15/2014	130,000	67,600
Inmarsat Finance II PLC, 10.375%, 11/15/2012	725,000	636,187
iPayment, Inc., 9.75%, 5/15/2014	225,000	153,000
JPMorgan Chase Bank NA, 6.0%, 10/1/2017 (c)	550,000	510,411
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	200,000	80,250
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	345,000	35,362
NiSource Finance Corp.:
6.15%, 3/1/2013	740,000	621,843
7.875%, 11/15/2010	355,000	319,533
Orascom Telecom Finance SCA, 144A, 7.875%, 2/8/2014	285,000	156,750
Qwest Capital Funding, Inc., 7.0%, 8/3/2009	280,000	268,800
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	45,000	38,925
Sprint Capital Corp.:
7.625%, 1/30/2011	275,000	198,000
8.375%, 3/15/2012	110,000	74,800
Tropicana Entertainment LLC, 9.625%, 12/15/2014**	730,000	25,550
UCI Holdco, Inc., 10.319%***, 12/15/2013 (PIK)	262,885	84,123
Universal City Development Partners, 11.75%, 4/1/2010	840,000	546,000
Williams Companies, Inc., Credit Linked Certificate Trust, 144A, 6.75%, 4/15/2009	10,000	9,740
Wind Acquisition Finance SA:
144A, 9.75%, 12/1/2015 EUR	370,000	375,935
144A, 10.75%, 12/1/2015	75,000	61,500
		11,070,548
Health Care 3.8%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	585,000	321,750
Boston Scientific Corp., 6.0%, 6/15/2011	310,000	271,250
Community Health Systems, Inc., 8.875%, 7/15/2015	2,230,000	1,789,575
HCA, Inc.:
9.125%, 11/15/2014	325,000	264,063
9.25%, 11/15/2016	1,590,000	1,291,875
9.625%, 11/15/2016 (PIK)	495,000	356,400
HEALTHSOUTH Corp., 10.75%, 6/15/2016	180,000	159,300
IASIS Healthcare LLC, 8.75%, 6/15/2014	275,000	209,000
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	250,000	181,250
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	245,000	147,000
The Cooper Companies, Inc., 7.125%, 2/15/2015	360,000	269,100
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	295,000	227,150
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	675,000	540,000
		6,027,713
Industrials 7.0%
Actuant Corp., 6.875%, 6/15/2017	180,000	141,300
Allied Waste North America, Inc., 6.5%, 11/15/2010	340,000	321,300
ARAMARK Corp., 8.5%, 2/1/2015 (c)	110,000	91,300
Baldor Electric Co., 8.625%, 2/15/2017 (c)	220,000	161,700
BE Aerospace, Inc., 8.5%, 7/1/2018	560,000	462,000
Belden, Inc., 7.0%, 3/15/2017	185,000	137,825
Bombardier, Inc., 144A, 6.75%, 5/1/2012	810,000	688,500
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	555,000	399,600
Cenveo Corp., 144A, 10.5%, 8/15/2016	240,000	184,200
Congoleum Corp., 8.625%, 8/1/2008**	395,000	296,250
DRS Technologies, Inc.:
6.625%, 2/1/2016	775,000	769,187
6.875%, 11/1/2013	865,000	858,512
7.625%, 2/1/2018	715,000	709,638
Education Management LLC, 8.75%, 6/1/2014	40,000	29,000
Esco Corp.:
144A, 6.694%***, 12/15/2013	275,000	178,750
144A, 8.625%, 12/15/2013	570,000	438,900
General Cable Corp.:
6.258%***, 4/1/2015	290,000	165,300
7.125%, 4/1/2017	230,000	144,900
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	95,000	59,375
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	185,000	141,525
K. Hovnanian Enterprises, Inc., 8.875%, 4/1/2012	290,000	107,300
Kansas City Southern de Mexico SA de CV:
7.375%, 6/1/2014	590,000	433,650
7.625%, 12/1/2013	460,000	347,300
9.375%, 5/1/2012	725,000	576,375
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	300,000	282,750
8.0%, 6/1/2015	455,000	338,975
Mobile Services Storage Group, Inc., 9.75%, 8/1/2014	300,000	222,000
Moog, Inc., 144A, 7.25%, 6/15/2018	100,000	77,000
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	300,000	180,000
Ply Gem Industries, Inc., 11.75%, 6/15/2013 (c)	175,000	103,688
R.H. Donnelley Corp., Series A-4, 8.875%, 10/15/2017	805,000	104,650
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	195,000	136,500
Seitel, Inc., 9.75%, 2/15/2014	150,000	87,000
Titan International, Inc., 8.0%, 1/15/2012	795,000	620,100
TransDigm, Inc., 7.75%, 7/15/2014	200,000	152,000
United Rentals North America, Inc.:
6.5%, 2/15/2012	460,000	322,000
7.0%, 2/15/2014	580,000	330,600
US Concrete, Inc., 8.375%, 4/1/2014	235,000	131,600
Vought Aircraft Industries, Inc., 8.0%, 7/15/2011	130,000	89,700
		11,022,250
Information Technology 2.7%
Alion Science & Technology Corp., 10.25%, 2/1/2015	370,000	203,500
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	745,000	253,300
L-3 Communications Corp.:
5.875%, 1/15/2015	690,000	558,900
Series B, 6.375%, 10/15/2015	650,000	539,500
7.625%, 6/15/2012 (c)	1,380,000	1,276,500
Lucent Technologies, Inc., 6.45%, 3/15/2029	800,000	320,000
MasTec, Inc., 7.625%, 2/1/2017	430,000	322,500
Sanmina-SCI Corp., 144A, 5.569%***, 6/15/2010	105,000	89,250
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	420,000	262,500
SunGard Data Systems, Inc., 10.25%, 8/15/2015	535,000	310,300
Vangent, Inc., 9.625%, 2/15/2015	160,000	92,800
		4,229,050
Materials 6.8%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	105,000	67,725
ARCO Chemical Co., 9.8%, 2/1/2020	1,685,000	539,200
Cascades, Inc., 7.25%, 2/15/2013	614,000	343,840
Chemtura Corp., 6.875%, 6/1/2016	500,000	275,000
Clondalkin Acquisition BV, 144A, 4.819%***, 12/15/2013	290,000	174,000
CPG International I, Inc., 10.5%, 7/1/2013	445,000	249,200
Exopack Holding Corp., 11.25%, 2/1/2014	685,000	431,550
Freeport-McMoRan Copper & Gold, Inc.:
6.875%, 2/1/2014	55,000	43,038
8.25%, 4/1/2015 (c)	1,320,000	957,000
8.375%, 4/1/2017	1,843,000	1,308,530
GEO Specialty Chemicals, Inc.:
144A, 7.5%***, 3/31/2015 (PIK)	402,384	281,669
144A, 10.698%***, 12/31/2009	658,000	460,600
Georgia-Pacific LLC:
144A, 7.125%, 1/15/2017	155,000	113,925
9.5%, 12/1/2011	170,000	148,750
Hexcel Corp., 6.75%, 2/1/2015	915,000	695,400
Huntsman LLC, 11.625%, 10/15/2010	855,000	812,250
Innophos, Inc., 8.875%, 8/15/2014	110,000	93,500
Jefferson Smurfit Corp., 8.25%, 10/1/2012	295,000	82,600
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	710,000	550,250
Metals USA Holdings Corp., 10.883%***, 7/1/2012 (PIK)	160,000	44,000
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	110,000	46,200
NewMarket Corp., 7.125%, 12/15/2016	495,000	386,100
NewPage Corp., 10.0%, 5/1/2012 (c)	410,000	221,400
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	210,000	192,031
Radnor Holdings Corp., 11.0%, 3/15/2010**	90,000	113
Rhodia SA, 144A, 8.068%***, 10/15/2013 EUR	200,000	135,895
Smurfit-Stone Container Enterprises, Inc., 8.0%, 3/15/2017	435,000	115,275
Steel Dynamics, Inc., 7.375%, 11/1/2012	45,000	33,300
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	475,000	343,187
The Mosaic Co., 144A, 7.375%, 12/1/2014	1,450,000	1,232,500
Witco Corp., 6.875%, 2/1/2026	170,000	66,300
Wolverine Tube, Inc., 10.5%, 4/1/2009	305,000	274,500
		10,718,828
Telecommunication Services 7.2%
AT&T, Inc., 6.7%, 11/15/2013	1,050,000	1,045,509
BCM Ireland Preferred Equity Ltd., 144A, 11.245%***, 2/15/2017 (PIK) EUR	213,848	52,964
Centennial Communications Corp.:
10.0%, 1/1/2013	175,000	175,875
10.125%, 6/15/2013	830,000	818,587
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	670,000	549,400
8.375%, 1/15/2014 (c)	240,000	177,300
Cricket Communications, Inc.:
9.375%, 11/1/2014	480,000	381,000
144A, 10.0%, 7/15/2015	495,000	403,425
Embratel, Series B, 11.0%, 12/15/2008	165,000	163,350
Frontier Communications Corp.:
6.25%, 1/15/2013	210,000	164,325
9.25%, 5/15/2011	165,000	141,487
Grupo Iusacell Celular SA de CV, 10.0%, 3/31/2012	96,164	67,315
Hellas Telecommunications Luxembourg V, 144A, 8.818%***, 10/15/2012 EUR	200,000	134,625
Intelsat Corp.:
144A, 9.25%, 8/15/2014	100,000	86,250
144A, 9.25%, 6/15/2016	1,350,000	1,127,250
Intelsat Subsidiary Holding Co., Ltd., 144A, 8.875%, 1/15/2015	590,000	492,650
iPCS, Inc., 5.318%***, 5/1/2013	115,000	80,500
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	610,000	500,200
Millicom International Cellular SA, 10.0%, 12/1/2013	2,020,000	1,666,500
Qwest Corp.:
7.25%, 9/15/2025	75,000	48,000
7.875%, 9/1/2011	775,000	639,375
8.875%, 3/15/2012	145,000	119,625
Rogers Communications, Inc., 6.8%, 8/15/2018	715,000	640,695
Sprint Nextel Corp., 6.0%, 12/1/2016	345,000	191,475
Stratos Global Corp., 9.875%, 2/15/2013	140,000	130,900
Telesat Canada, 144A, 11.0%, 11/1/2015	795,000	524,700
Virgin Media Finance PLC:
8.75%, 4/15/2014	560,000	404,600
8.75%, 4/15/2014 EUR	340,000	276,363
Windstream Corp.:
7.0%, 3/15/2019	340,000	235,450
8.625%, 8/1/2016	45,000	35,100
		11,474,795
Utilities 8.8%
AES Corp.:
8.0%, 10/15/2017	550,000	379,500
144A, 8.0%, 6/1/2020	470,000	300,800
144A, 8.75%, 5/15/2013	1,514,000	1,332,320
9.5%, 6/1/2009	405,000	376,650
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	2,115,000	1,988,100
CenterPoint Energy, Inc., Series B, 7.25%, 9/1/2010	470,000	459,368
CMS Energy Corp., 8.5%, 4/15/2011	1,200,000	1,143,374
Edison Mission Energy, 7.0%, 5/15/2017	590,000	442,500
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	650,000	419,250
Intergas Finance BV, REG S, 6.875%, 11/4/2011	1,815,000	1,270,500
IPALCO Enterprises, Inc., 144A, 7.25%, 4/1/2016	185,000	140,600
Knight, Inc., 6.5%, 9/1/2012	435,000	348,000
Mirant Americas Generation LLC, 8.3%, 5/1/2011	750,000	693,750
Mirant North America LLC, 7.375%, 12/31/2013	145,000	125,425
NRG Energy, Inc.:
7.25%, 2/1/2014	530,000	431,950
7.375%, 2/1/2016	495,000	402,188
7.375%, 1/15/2017	435,000	351,263
NV Energy, Inc.:
6.75%, 8/15/2017	535,000	436,381
8.625%, 3/15/2014	108,000	100,113
Oncor Electric Delivery Co., 7.0%, 9/1/2022	165,000	142,695
Orion Power Holdings, Inc., 12.0%, 5/1/2010	1,275,000	1,236,750
Regency Energy Partners LP, 8.375%, 12/15/2013	320,000	226,400
Reliant Energy, Inc., 7.875%, 6/15/2017	565,000	411,037
Texas Competitive Electric Holdings Co., LLC, 144A, 10.5%, 11/1/2015	1,265,000	809,600
		13,968,514
Total Corporate Bonds (Cost $143,139,498)		101,642,124

Government & Agency Obligations 49.1%
Sovereign Bonds
Dominican Republic:
144A, 8.625%, 4/20/2027	460,000	220,800
REG S, 9.5%, 9/27/2011	859,614	687,691
Federative Republic of Brazil:
6.0%, 1/17/2017 (c)	8,535,000	7,766,850
7.125%, 1/20/2037	2,095,000	1,948,350
7.875%, 3/7/2015	1,980,000	1,999,800
8.75%, 2/4/2025	1,685,000	1,786,100
8.875%, 10/14/2019	2,415,000	2,523,675
11.0%, 8/17/2040 (c)	4,565,000	5,295,400
12.5%, 1/5/2016 BRL	2,070,000	767,723
Government of Ukraine, REG S, 7.65%, 6/11/2013	1,685,000	867,433
Republic of Argentina:
3.127%***, 8/3/2012 (PIK)	6,370,000	1,527,907
5.83%, 12/31/2033 (PIK) ARS	654	88
Republic of Colombia:
8.25%, 12/22/2014 (c)	690,000	693,450
10.0%, 1/23/2012 (c)	2,375,000	2,517,500
10.75%, 1/15/2013	780,000	858,000
Republic of El Salvador, 144A, 7.65%, 6/15/2035	3,780,000	2,154,600
Republic of Ghana, 144A, 8.5%, 10/4/2017	175,000	98,000
Republic of Indonesia, 144A, 6.875%, 3/9/2017	2,615,000	1,752,050
Republic of Panama:
7.125%, 1/29/2026	2,005,000	1,674,175
9.375%, 1/16/2023	2,610,000	2,583,900
Republic of Peru, 7.35%, 7/21/2025	7,395,000	6,673,988
Republic of Philippines, 8.375%, 2/15/2011	780,000	780,000
Republic of South Africa, 6.5%, 6/2/2014	7,040,000	5,984,000
Republic of Turkey:
7.0%, 9/26/2016	3,170,000	2,694,500
7.25%, 3/15/2015	665,000	585,200
11.75%, 6/15/2010	4,495,000	4,607,375
Republic of Uruguay:
7.625%, 3/21/2036	615,000	439,725
9.25%, 5/17/2017	1,825,000	1,606,000
Republic of Venezuela, 10.75%, 9/19/2013	6,035,000	4,284,850
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	3,770,000	2,902,900
United Mexican States:
5.625%, 1/15/2017 (c)	3,195,000	2,843,550
Series A, 5.875%, 1/15/2014	6,225,000	5,913,750
Series A, 6.75%, 9/27/2034	662,000	592,490
Total Government & Agency Obligations (Cost $96,287,611)		77,631,820
Loan Participations and Assignments 6.8%
Senior Loans*** 6.5%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 4.516%, 4/2/2014	127,112	86,436
Algoma Steel, Inc., Term Loan B, LIBOR plus 2.5%, 5.266%, 6/20/2013	220,481	165,360
Alltel Communication, Inc., Term Loan B1, LIBOR plus 2.75%, 5.516%, 5/15/2015	1,630,882	1,566,103
Aspect Software, Inc., Term Loan B, LIBOR plus 2.5%, 5.266%, 6/29/2011	407,010	317,468
Buffets, Inc.:
Letter of Credit, LIBOR plus 7.25%, 10.016%, 5/1/2013	54,275	17,260
Term Loan B, LIBOR plus 7.25%, 10.016%, 11/1/2013	558,199	177,508
Charter Communications Operating LLC:
Incremental Term Loan, LIBOR plus 5.0%, 7.766%, 3/6/2014	378,100	292,460
Term Loan B, LIBOR plus 2.0%, 4.766%, 3/6/2014	1,083,616	737,379
Cricket Communications, Inc., Term Loan B, LIBOR plus 3.0%, 5.766%, 6/16/2013	596,947	485,765
Energy Future Holdings Corp.:
Term Loan B2, LIBOR plus 3.5%, 6.266%, 10/10/2014	1,846,350	1,260,900
Term Loan B3, LIBOR plus 3.5%, 6.266%, 10/10/2014	112,950	77,459
Ford Motor Co., Term Loan B, LIBOR plus 3.0%, 5.766%, 12/16/2013	249,365	104,734
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 5.016%, 9/16/2013	123,744	81,980
Georgia-Pacific Corp., Term Loan B1, LIBOR plus 2.0%, 4.766%, 12/20/2012	508,334	398,727
Golden Nugget, Term Loan, 6.51%, 6/16/2014	230,000	46,000
Graphic Packaging International, Inc., Term Loan, LIBOR plus 2.75%, 5.516%, 5/16/2014	524,915	402,436
Hawker Beechcraft, Inc.:
Letter of Credit, LIBOR plus 2.0%, 4.766%, 3/26/2014	47,680	25,246
Term Loan B, LIBOR plus 2.0%, 4.766%, 3/26/2014	814,049	431,039
HCA, Inc., Term Loan A, LIBOR plus 1.5%, 4.266%, 11/17/2012	2,553,915	2,034,193
Hexion Specialty Chemicals:
Term Loan C1, LIBOR plus 2.25%, 5.016%, 5/6/2013	830,363	462,234
Term Loan C2, LIBOR plus 2.25%, 5.016%, 5/6/2013	204,847	114,031
IASIS Healthcare LLC, Term Loan, LIBOR plus 5.25%, 8.016%, 6/15/2014 (PIK)	317,692	174,730
Longview Power LLC:
Letter of Credit, 3.663%, 4/1/2014	15,333	10,503
Term Loan B, 5.125%, 4/1/2014	46,000	31,510
Demand Draw, 5.75%, 4/1/2014	53,667	36,762
NewPage Corp., Term Loan, LIBOR plus 3.75%, 6.516%, 12/19/2014	49,625	36,226
Sabre, Inc., Term Loan B, LIBOR plus 2.0%, 4.766%, 9/30/2014	199,221	81,493
Symbion, Inc.:
Term Loan A, LIBOR plus 3.25%, 6.016%, 8/23/2013	94,600	63,855
Term Loan B, LIBOR plus 3.25%, 6.016%, 8/23/2014	94,600	66,220
Telesat Canada:
Delayed Draw, Term Loan, LIBOR plus 3.0%, 5.766%, 10/31/2014	47,511	34,643
Term Loan B, LIBOR plus 3.0%, 5.766%, 10/31/2014	553,182	403,361
Tribune Co., Tranche B, LIBOR plus 3.0%, 5.766%, 5/19/2014	404,875	117,794
		10,341,815
Sovereign Loans 0.3%
CSFB International (Exim Ukraine), 6.8%, 10/4/2012	1,215,000	486,000
Total Loan Participations and Assignments (Cost $15,539,270)		10,827,815

Preferred Securities 0.2%
Financials
Citigroup, Inc., Series E, 8.4%, 4/30/2018 (d)	425,000	250,941
Xerox Capital Trust I, 8.0%, 2/1/2027 (c)	120,000	88,078
Total Preferred Securities (Cost $550,175)		339,019
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029 (Cost $339,950)	400,000	248,000
	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Vertis Holdings, Inc.*	4,349	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	7,125	6,056
GEO Specialty Chemicals, Inc. 144A*	649	552
Total Common Stocks (Cost $87,834)		6,608

Warrants 0.0%
Financials 0.0%
New ASAT (Finance) Ltd., Expiration Date 2/1/2011*	52,000	5,843
Industrials 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	25	0
Total Warrants (Cost $0)		5,843

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%*	75,000	487
Series AI, 144A, 12.0%*	15,000	98
Total Convertible Preferred Stocks (Cost $12,580)		585

Securities Lending Collateral 13.6%
Daily Assets Fund Institutional, 2.31% (e) (f) (Cost $21,500,373)	21,500,373	21,500,373

Cash Equivalents 1.9%
Cash Management QP Trust, 2.01% (e) (Cost $2,975,793)	2,975,793	2,975,793
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $280,433,084)+	136.1	215,177,980
Other Assets and Liabilities, Net	(9.8)	(15,585,944)
Notes Payable	(26.3)	(41,500,000)
Net Assets	100.0	158,092,036
* Non-income producing security.
** Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Ashton Woods USA LLC	9.5%	10/1/2015	625,000	USD	588,187	125,000
Congoleum Corp.	8.625%	8/1/2008	395,000	USD	392,755	296,250
Quebecor World, Inc.	9.75%	1/15/2015	205,000	USD	206,950	13,325
Radnor Holdings Corp.	11.0%	3/15/2010	90,000	USD	79,463	113
Tropicana Entertainment LLC	9.625%	12/15/2014	730,000	USD	547,250	25,550
					1,814,605	460,238
*** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2008.
+ The cost for federal income tax purposes was $283,098,829. At November 30, 2008, net unrealized depreciation for all securities based on tax cost was $67,920,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $36,156 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $67,957,005.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) Security has deferred its 6/15/2008 interest payment until 6/15/2009.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2008 amounted to $20,349,115, which is 12.9% of net assets.
(d) Date shown is call date; not a maturity date for the perpetual preferred securities.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

At November 30, 2008, open credit default swap contracts purchased were as follows:

Effective/ Expiration Dates	Notional Amount ($)	Fixed Cash Flows Paid	Reference Obligation/ Quality Rating (h)	Value ($)	Upfront Premiums Paid/ (Received)($)	Unrealized Appreciation/ (Depreciation) ($)
5/2/2008 6/20/2013	240,000[1]	Fixed — 7.25%	ARCO Chemical Co., 9.8%, 2/1/2020, B-	109,320	—	109,320

At November 30, 2008, open credit default swap contracts sold were as follows:

Effective/ Expiration Dates	Notional Amount ($) (g)	Fixed Cash Flows Received	Reference Obligation/ Quality Rating (h)	Value ($)	Upfront Premiums Paid/ (Received)($)	Unrealized Appreciation/ (Depreciation) ($)
10/3/2007 12/20/2008	200,000[2]	3.2%	General Motors Corp., 7.125%, 7/15/2013, CCC+	(17,024)	—	(17,024)
10/23/2007 12/20/2008	440,000[3]	3.0%	General Motors Corp., 7.125%, 7/15/2013, CCC+	(37,688)	—	(37,688)
10/4/2007 12/20/2008	200,000[4]	3.1%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(12,508)	—	(12,508)
10/5/2007 12/20/2008	125,000[2]	3.15%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(7,800)	—	(7,800)
10/23/2007 12/20/2008	435,000[3]	3.4%	Ford Motor Co., 6.5%, 8/1/2018, CCC	(26,857)	—	(26,857)
11/21/2007 12/20/2008	220,000[1]	4.02%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	1,390	—	1,390
2/19/2008 3/20/2009	665,000[1]	3.8%	HCA, Inc., 6.375%, 1/15/2015, B-	(2,395)	—	(2,395)
2/26/2008 3/20/2009	515,000[1]	5.0%	Tenet Healthcare Corp., 7.375%, 2/1/2013, B	2,415	—	2,415
Total unrealized depreciation				(100,467)	—	(100,467)
(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.
(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. Quality ratings serve as an indicator of the current status of the payment/performance risk of the credit derivative.
Counterparties:
[1] Merrill Lynch & Co., Inc.
[2] JPMorgan Chase Securities, Inc.
[3] Morgan Stanley Co., Inc.
[4] Goldman Sachs & Co.

As of November 30, 2008, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	110,581	EUR	88,300	12/19/2008	1,537
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	1,807,600	USD	2,296,270	12/19/2008	(31,828)
Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 21,500,373	$ —
Level 2	193,244,022	(21,438)
Level 3	433,585	—
Total	$ 215,177,980	$ (21,438)
++ Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as credit default swaps and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at November 30, 2008:

Investments in Securities
Balance as of December 1, 2007	$ 443,471
Total realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(383,513)
Amortization premium/discount	1,743
Net purchases (sales)	31,884
Net transfers in (out) of Level 3	340,000
Balance as of November 30, 2008	$ 433,585

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2008
Assets
Investments: Investments in securities, at value (cost $255,956,918) — including $20,349,115 of securities loaned	$ 190,701,814
Investment in Daily Assets Fund Institutional (cost $21,500,373)*	21,500,373
Investment in Cash Management QP Trust (cost $2,975,793)	2,975,793
Total investments, at value (cost $280,433,084)	215,177,980
Cash	52,011
Foreign currency, at value (cost $113,278)	113,177
Receivable for investments sold	375,932
Interest receivable	5,760,455
Unrealized appreciation on credit default swap contracts	113,125
Unrealized appreciation on forward foreign currency exchange contracts	1,537
Other assets	20,350
Total assets	221,614,567
Liabilities
Notes payable	41,500,000
Payable upon return of securities loaned	21,500,373
Payable for investments purchased	112,428
Interest on notes payable	31,309
Unrealized depreciation on credit default swap contracts	104,272
Net payable on closed forward foreign currency exchange contracts	1,183
Unrealized depreciation on forward foreign currency exchange contracts	31,828
Accrued management fee	120,327
Other accrued expenses and payables	120,811
Total liabilities	63,522,531
Net assets, at value	$ 158,092,036
Net Assets Consist of:
Undistributed net investment income	3,081,614
Net unrealized appreciation (depreciation) on: Investments	(65,255,104)
Credit default swap contracts	8,853
Foreign currency	(47,945)
Accumulated net realized gain (loss)	(32,690,301)
Paid-in capital	252,994,919
Net assets, at value	$ 158,092,036
Net Asset Value
Net Asset Value per share ($158,092,036 ÷ 24,256,668 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$ 6.52
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2008
Investment Income
Income: Interest (net of foreign taxes withheld of $319)	$ 19,049,330
Interest — Cash Management QP Trust	154,033
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	223,169
Dividends	372
Total Income	19,426,904
Expenses: Management fee	1,826,265
Interest expense	955,357
Professional fees	74,084
Stock exchange listing fees	29,148
Services to shareholders	61,098
Reports to shareholders	140,642
Custodian fee	23,438
Trustees' fees and expenses	24,365
Other	67,388
Total expenses before expense reductions	3,201,785
Expense reductions	(17,242)
Total expenses after expense reductions	3,184,543
Net investment income (loss)	16,242,361
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(11,517,712)
Credit default swap contracts	(476,496)
Foreign currency	604,824
Payments by affiliates (see Note I)	338
(11,389,046)
Change in net unrealized appreciation (depreciation) on: Investments	(60,860,905)
Credit default swap contracts	59,739
Unfunded loan commitments	(185)
Foreign currency	(82,053)
(60,883,404)
Net gain (loss)	(72,272,450)
Net increase (decrease) in net assets resulting from operations	$ (56,030,089)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2008
Increase (decrease) in cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (56,030,089)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of long-term investments	$ (102,400,970)
Net purchases, sales and maturities of short-term investments	6,494,196
Net amortization/accretion of premium (discount)	402,695
Proceeds from sales and maturities of long-term investments	81,383,588
(Increase) decrease in interest receivable	(262,487)
(Increase) decrease in other assets	10,522
(Increase) decrease in receivable for investments sold	338,045
Increase (decrease) in interest on notes payable	(32,052)
Increase (decrease) in payable for investments purchased	(4,809,174)
Increase (decrease) in accrued expenses and payables	(61,533)
Change in net unrealized (appreciation) depreciation on investments	60,860,905
Change in net unrealized (appreciation) depreciation on credit default swap contracts	(59,739)
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	60,512
Change in net unrealized (appreciation) depreciation in unfunded loan commitments	185
Net realized (gain) loss from investments	11,517,712
Cash provided (used) by operating activities	$ (2,587,684)
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	$ 21,500,000
Distributions paid	(18,920,206)
Cash provided (used) by financing activities	2,579,794
Increase (decrease) in cash	(7,890)
Cash at beginning of period (including foreign currency)	173,078
Cash at end of period (including foreign currency)	$ 165,188
Supplemental Disclosure
Interest paid on notes	$ 923,305

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2008	2007
Operations: Net investment income	$ 16,242,361	$ 15,407,659
Net realized gain (loss)	(11,389,046)	316,867
Change in net unrealized appreciation (depreciation)	(60,883,404)	(10,506,009)
Net increase (decrease) in net assets resulting from operations	(56,030,089)	5,218,517
Distributions to shareholders from: Net investment income	(18,920,206)	(17,721,831)
Fund share and paid-in capital transactions: Net proceeds of shares issued in connection with the Fund's rights offering, net of offering costs of $240,034	—	37,370,166
Reinvestment of distributions	—	487,280
Reimbursement by Advisor (see Note I)	—	175,116
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	—	38,032,562
Increase (decrease) in net assets	(74,950,295)	25,529,248
Net assets at beginning of period	233,042,331	207,513,083
Net assets at end of period (including undistributed net investment income of $3,081,614 and $3,553,425, respectively)	$ 158,092,036	$ 233,042,331
Other Information
Shares outstanding at beginning of period	24,256,668	20,561,383
Shares issued from rights offering	—	3,647,934
Shares issued to shareholders in reinvestment of distributions	—	47,351
Shares outstanding at end of period	24,256,668	24,256,668

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 9.61	$ 10.09	$ 9.75	$ 9.53	$ 8.77
Income (loss) from investment operations: Net investment income[a]	.67	.68	.72	.78	.78
Net realized and unrealized gain (loss)	(2.98)	(.38)	.40	.22	.73
Total from investment operations	(2.31)	.30	1.12	1.00	1.51
Less distributions from: Net investment income	(.78)	(.78)	(.78)	(.78)	(.75)
Rights offering costs	—	(.01)[b]	—	—	—
Advisor reimbursement	—	.01	—	—	—
Net asset value, end of period	$ 6.52	$ 9.61	$ 10.09	$ 9.75	$ 9.53
Market value, end of period	$ 5.10	$ 8.45	$ 10.73	$ 10.15	$ 9.08
Total Return
Based on net asset value (%)[c]	(24.55)[d]	3.12[b,d,f]	11.87[d]	10.85	18.48
Based on market value (%)[c]	(32.88)	(14.74)	14.28	21.12	15.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	233	208	200	195
Ratio of expenses before fee reductions (including interest expense) (%)	1.49	2.15	2.55	2.14	1.60
Ratio of expenses after fee reductions (including interest expense) (%)	1.48	2.14	2.54	2.14	1.60
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.04	1.02	1.03	1.11	1.05
Ratio of net investment income (%)	7.56	6.85	7.28	8.12	8.59
Portfolio turnover rate (%)	35	53	79	143	187
Total debt outstanding end of period ($ thousands)	41,500	20,000	52,750	60,000	60,000
Asset coverage per $1,000 of debt[e]	4,810	12,652	4,934	4,331	4,244
[a] Based on average shares outstanding during the period.
[b] During the period ending November 30, 2007, the Fund issued 3,647,934 shares in connection with a rights offering of the Fund's shares (see Note H). Without the effect of the rights offering costs, total return based on net asset value would have been 0.10% higher.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.
[d] Total return would have been lower had certain fees not been reduced.
[e] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[f] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note I). Excluding this non-recurring reimbursement, total return would have been 0.09% lower.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Multi-Market Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, Fair Value Measurements, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a US or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk — that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from a board approved pricing vendor and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

The Fund adopted FASB Staff Position (FSP) FAS 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No.133 and FASB Interpretation No. 45", effective November 30, 2008. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the undiscounted maximum potential amount of future payments the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.

The amendments to FIN 45 require additional disclosure about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period in this note and at the end of the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2008, the Fund had a net tax basis capital loss carryforward of approximately $27,740,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2010 ($15,940,000), November 30, 2015 ($813,000) and November 30, 2016 ($10,987,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2008 through November 30, 2008, the Fund incurred approximately $2,283,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending November 30, 2009.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,116,804
Capital loss carryforwards	$(27,740,000)
Net unrealized appreciation (depreciation) on investments	$ (67,920,849)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2008	2007
Distributions from ordinary income*	$ 18,920,206	$ 17,721,831
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash held at the Fund's custodian bank at November 30, 2008. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $102,400,970 and $81,383,588, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the Fund's average weekly net assets.

Service Provider Fees. DWS Investments Service Company (``DISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2008, the amount charged to the Fund by DISC aggregated $43,626, of which $12,004 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,642, of which $8,950 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended November 30, 2008, the Fund paid its allocated portion of the retirement benefit of $11,185 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the year ended November 30, 2008, the Advisor agreed to reimburse the Fund $301, which represents a portion of the expected fee savings for the Advisor through December 31, 2007, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2008, the Fund's custodian fee was reduced by $4,499 and $1,257, respectively, for custody and transfer agent credits earned.

G. Borrowings

The Fund has entered into a revolving credit agreement dated May 31, 2002 with a commercial paper conduit (the "Lender"), as amended through September 9, 2008, which allows the Fund to borrow against a secured line of credit in an aggregate amount up to $75,000,000 ($69,000,000 effective September 9, 2008). The borrowings under the line of credit are secured by a pledge of the Fund's portfolio securities. The revolving credit agreement facility has a maturity date of June 24, 2010 subject to early termination discussed below. There is no assurance the facility will be renewed in 2010.The notes payable represents a secured loan of $41,500,000, which is the amount drawn on the facility at November 30, 2008. The note bears interest at the commercial paper rate plus program fees. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight line basis over a five-year period. The loan amounts and rates are reset periodically under the revolving credit agreement. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2008 was $26,580,882, with a weighted average interest rate of 2.82%.

Draws on the line of credit are funded by the issuance of commercial paper notes. The Lender's obligation under the note is supported by a Stand by Purchase Agreement between the Lender and a commercial bank. The Lender's commitment under the revolving credit agreement is subject to early termination on the scheduled termination date of the Stand by Purchase Agreement. The Stand by Purchase Agreement had an initial term of 364 days, and is renewable for additional periods, which may be shorter than 364 days. As such, the revolving credit agreement may be terminated by the Lender upon ninety (90) days notice if the Liquidity Agreement is not renewed at any time, and is also subject to other customary termination events.

H. Rights Offering

On May 14, 2007, the Fund issued 3,647,934 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on April 9, 2007 were issued one non-transferable right for each share owned on that date. The rights entitled the shareholders to purchase one new common share for every three rights held. These shares were issued at a subscription price of $10.31. Net proceeds to the Fund were $37,370,166 after deducting the rights offering costs of $240,034. The net asset value per share of the Fund's common shares was reduced by approximately $0.01 per share as a result of the share issuance.

I. Payments Made by Affiliates

During the year ended November 30, 2007, the Advisor fully reimbursed the Fund $175,116, for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

During the year ended November 30, 2008, the Advisor fully reimbursed the Fund $338 for losses incurred on trades executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Multi-Market Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Multi-Market Income Trust at November 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 20, 2009

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Other Information

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of June 16, 2008, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2 under the 1940 Act.

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066
Kansas City, Missouri 64121-9066
(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased Shares.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance was in the 3rd quartile, 1st quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2007 and outperformed its benchmark in the three- and five-year periods ended December 31, 2007.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund's total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007). The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of November 30, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004[2] Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		133
Paul K. Freeman (1950) Vice Chairperson since 2008 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	133
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	133
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	133
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	133
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	133
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	133
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	133
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	133
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	133
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	136
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	133
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[10] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Represents the year Ms. Driscoll was first appointed Chairperson of certain DWS funds.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	23338L 108

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2008, DWS Multi-Market Income Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MULTI-MARKET INCOME TRUST

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$56,424	$0	$8,806	$0
2007	$49,344	$0	$6,729	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$382,000	$0
2007	$250,000	$486,614	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$8,806	$382,000	$1,324,733	$1,715,539
2007	$6,729	$486,614	$1,215,526	$1,708,869

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2007 and 2008 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., John W. Ballantine and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

I.	INTRODUCTION

AM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.	AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1 As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions. Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES
1.	Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

_________________________

1  purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)

adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)

voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion. Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

_________________________

2  Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

•	Neither the Guidelines nor specific client instructions cover an issue;
•	ISS does not make a recommendation on the issue;
•

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.	Conflict of Interest Procedures
A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

_________________________

3  mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

[4]

The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report. Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

•

Deutsche Bank Americas Restricted Activities Policy. This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates. Specifically, no AM employee may be subject to the supervision or control of any employee of CIB. No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance. Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives. Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct. The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

•	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.
•	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:
–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.
–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.
–	Analyst worksheets created for stock option plan and share increase analyses.
–	Proxy Edge print-screen of actual vote election.
•

AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

•

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

•

With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;
–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);
–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);
–	The shareholder meeting date;
–	A brief identification of the matter voted on;
–	Whether the matter was proposed by the issuer or by a security holder;
–	Whether the company cast its vote on the matter;
–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
–	Whether the company cast its vote for or against management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2008

Table of contents

I	Board Of Directors And Executives
A	Election Of Directors
B	Classified Boards Of Directors
C	Board And Committee Independence
D	Liability And Indemnification Of Directors
E	Qualifications Of Directors
F	Removal Of Directors And Filling Of Vacancies
G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees
II	Capital Structure
A	Authorization Of Additional Shares
B	Authorization Of “Blank Check” Preferred Stock
C	Stock Splits/Reverse Stock Splits
D	Dual Class/Supervoting Stock
E	Large Block Issuance
F	Recapitalization Into A Single Class Of Stock
G	Share Repurchases
H	Reductions In Par Value
III	Corporate Governance Issues
A	Confidential Voting
B	Cumulative Voting
C	Supermajority Voting Requirements
D	Shareholder Right To Vote
IV	Compensation
A	Establishment of a Remuneration Committee
B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans
D	Golden Parachutes
E	Proposals To Limit Benefits Or Executive Compensation
F	Option Expensing
G	Management board election and motion
H	Remuneration (variable pay)
I	Long-term incentive plans
J	Shareholder Proposals Concerning “Pay For Superior Performance”
K	Executive Compensation Advisory
V	Anti-Takeover Related Issues
A	Shareholder Rights Plans (“Poison Pills”)
B	Reincorporation
C	Fair-Price Proposals
D	Exemption From State Takeover Laws
E	Non-Financial Effects Of Takeover Bids
VI	Mergers & Acquisitions
VII	Social & Political Issues
A	Labor & Human Rights
B	Diversity & Equality
C	Health & Safety
D	Government/Military
E	Tobacco
VIII	Environmental Issues
IX	Miscellaneous Items
A	Ratification Of Auditors
B	Limitation Of Non-Audit Services Provided By Independent Auditor
C	Audit Firm Rotation
D	Transaction Of Other Business
E	Motions To Adjourn The Meeting
F	Bundled Proposals
G	Change Of Company Name
H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination
J	Investment Company Proxies
K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives
A.	Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.
3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.
4.	“For” separation of the Chairman and CEO positions.
5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.	Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.
2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.	Capital Structure
A.	Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.	Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.	Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues
A.	Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.	Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,
b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and
c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.
(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and
2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic ” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.	Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.
J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.	Anti-Takeover Related Issues
A.	Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.	Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.

With increasing frequency, shareholder proposals are submitted relating to social and political responsibility issues. Almost universally, the company management will recommend a vote “against” these proposals. These types of proposals cover an extremely wide range of issues. Many of the issues tend to be controversial and are subject to more than one reasonable, yet opposing, theory of support. More so than with other types of proxy proposals, social and political responsibility issues may not have a connection to the economic and corporate governance principles effecting shareholders’ interests. AM’s policy regarding social and political responsibility issues, as with any other issue, is designed to protect our client shareholders’ economic interests.

Occasionally, a distinction is made between a shareholder proposal requesting direct action on behalf of the board and a request for a report on (or disclosure of) some information. In order to avoid unduly burdening any company with reporting requirements, AM’s policy is to vote against shareholder proposals that demand additional disclosure or reporting than is required by the Securities and Exchange Commission unless it appears there is a legitimate issue and the company has not adequately addressed shareholders' concerns.

A.	Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.	Diversity & Equality
1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.	Health & Safety
1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.	Government/Military
1.

AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.	Tobacco
1.

AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII.	Environmental Issues

AM policy is to follow management's recommended vote on CERES Principles or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power).

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

IX.	Miscellaneous Items
A.	Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.	Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.	Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the QP Trust (not registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the QP Trust, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

IMPORTANT: The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) without the prior written permission of Deutsche Bank Group.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Sullivan, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary – Base salary generally represents a smaller percentage of portfolio managers’ total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation – Generally,discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager’s discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the “Equity Plan”). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

•

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

•

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Sullivan	-	$50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	11	$5,285,438,594	None	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	-	None	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	-	None	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	0	n/a	n/a	0
January 1 through January 31	0	n/a	n/a	0
February 1 through February 28	0	n/a	n/a	0
March 1 through March 31	0	n/a	n/a	0
April 1 through April 30	0	n/a	n/a	0
May 1 through May 31	0	n/a	n/a	0
June 1 through June 30	0	n/a	n/a	0
July 1 through July 31	0	n/a	n/a	0
August 1 through August 31	0	n/a	n/a	0
September 1 through September 30	0	n/a	n/a	0
October 1 through October 31	0	n/a	n/a	0
November 1 through November 30	0	n/a	n/a	0

Total	0	n/a	n/a	0

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Multi-Market Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 28, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                                      January 28, 2009